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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): June 9, 1999
                                                           ------------

                                RADIAN GROUP INC.
                 -----------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


           Delaware                    1-11356                    23-2691170
       ---------------            ----------------           -------------------
       (State or Other            (Commission File            (I.R.S. Employer
       Jurisdiction of                 Number)               Identification No.)
       Incorporation)




1601 Market Street, Philadelphia, Pennsylvania                     19103
----------------------------------------------                   ----------
   (Address of Principal Executive Offices)                      (Zip Code)



                                 (215) 564-6600
                         (Registrant's telephone number)


                           CMAC INVESTMENT CORPORATION
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 5.  OTHER EVENTS

         On June 9, 1999, the stockholders of CMAC Investment Corporation, a Delaware corporation ("CMAC"), approved the transactions contemplated by the Agreement and Plan of Merger (the "Merger Agreement") dated as of November 22, 1998, as amended, between CMAC and Amerin Corporation, a Delaware Corporation ("Amerin"). Following approval by the stockholders of CMAC, the merger of Amerin with and into CMAC (the "Merger") became effective upon filing a certificate of merger with the secretary of state of Delaware.

         Upon the effectiveness of the Merger, CMAC changed its name to "Radian Group Inc." Radian Group Inc.'s common stock will trade on the New York Stock Exchange under the ticker symbol "RDN".

         In the Merger, each issued and outstanding share of Amerin common stock was converted into .5333 of a share of Radian Group Inc.'s common stock.

         A copy of the Press Release issued on June 9, 1999 by Radian Group Inc. is attached as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

             (c)  Exhibits


             Exhibit Number              Description
             --------------              -----------
                  99.1                   Press Release issued on June 9, 1999
                                         by Radian Group Inc.



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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            RADIAN GROUP INC.


                                            By: /s/ HOWARD S. YARUSS
                                                -------------------------
                                                Howard S. Yaruss
                                                Senior Vice President and
                                                General Counsel


Dated:  June 11, 1999


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                                  EXHIBIT INDEX


             Exhibit Number              Description
             --------------              -----------
                  99.1                   Press Release issued on June 9, 1999
                                         by Radian Group Inc.



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